UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 24, 2006

KNIGHT TRANSPORTATION, INC.
(Exact name or registrant as specified in its charter)

Arizona	000-24946	86-0649974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5601 W. Buckeye Road, Phoenix, AZ		85043
(Address of Principal Executive Offices)		(Zip Code)

(602) 269-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a912 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.12e-4(c)).

Item 1.01, Entry Into a Material Definitive Agreement

The Company’s Form 8-K filed effective May 30, 2006, incorrectly shows Keith T. Knight as President and Timothy M. Kohl as Executive Vice President. The correct disclosure should be as follows:

Officer
Timothy M. Kohl, President

Keith T. Knight, Chief Operating Officer

All other information, including salary and option grants, is correctly disclosed in the original Form 8-k.

Item 7.01, Regulation FD Disclosure

On May 30, 2006, the Company issued a press release (the “Press Release”) announcing that its Board of Directors has declared a quarterly cash dividend of $0.02 per share of common stock. The dividend is payable to shareholders of record on June 12, 2006, and is expected to be paid on June 30, 2006. A copy of the Press Release is attached to this report as Exhibit 99.1.

The information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHT TRANSPORTATION, INC.

Dated: May 30, 2006	/s/ David A. Jackson
David A. Jackson, Chief Financial Officer